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                                                                  EXHIBIT (e)(3)

                                Exhibit A to the
                              Amended and Restated
                              Distribution Contract

                              EXCELSIOR FUNDS, INC.
                              ---------------------
                                   Money Fund
                              Government Money Fund
                               Treasury Money Fund
                      Short-Term Government Securities Fund
                      Intermediate-Term Managed Income Fund
                               Managed Income Fund
                               Blended Equity Fund
                             Income and Growth Fund
                        Energy and Natural Resources Fund
                          Value and Restructuring Fund
                                 Small Cap Fund
                               International Fund
                               Latin America Fund
                                Pacific/Asia Fund
                                Pan European Fund
                              Large Cap Growth Fund
                                Real Estate Fund
                              Emerging Markets Fund
                                 Technology Fund
                               Biotechnology Fund

     In consideration of the mutual covenants set forth in the Distribution Contract dated as of August 1, 1995, as amended and restated on July 31, 1998, between Excelsior Funds, Inc. and Edgewood Services, Inc., Excelsior Funds, Inc. and Edgewood Services, Inc. execute and deliver this intending to be legally bound and intending this to be Amended Exhibit A to said Distribution Contract.

     Witness the due execution hereof this _____ day of _______________ , 200__.

                                        EXCELSIOR FUNDS, INC.


                                        ----------------------------
                                        Name:  Frederick S. Wonham
                                        Title: President and Treasurer

                                        EDGEWOOD SERVICES, INC.


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                                        Name:
                                        Title: